SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 24, 1998

                            GREEN CAPITAL GROUP, INC.
                 (Formerly known as Pacific Forest Corporation)
                 ----------------------------------------------
               (Exact name of registrant as specified in charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

               33-55254-14                            87-0438451
               -----------                            ----------
         (Commission file number)          (IRS employer identification no.)

1221 Brickell Avenue, Suite 900, Miami, FL               33131
------------------------------------------               -----
(Address of principal executive offices)               (Zip Code)

                                 (305) 377-8796
                                 --------------
              (Registrant's telephone number, including area code)








                    This document contains a total of 64 pages.

Item 1.           Changes in Control of Registrant.

                  Effective April 14, 1998, the Registrant acquired all of the outstanding capital stock of Green Capital N.V., a Netherlands Antilles corporation, which with its subsidiaries, is hereafter referred to as "Green", through an exchange of shares of the Registrant for all the outstanding capital stock of Green (the "Acquisition"). The Registrant issued 11,925,000 shares of restricted common stock, $.001 ("Common Stock") to the former stockholder of Green in exchange for his 6,000 shares of Green stock. The Acquisition closed in escrow until April 24, 1998 to allow for the receipt of certain documentation from overseas.

         Pursuant to an Agreement and Plan of Reorganization effective as of April 14,1998 among the Registrant, Green and the sole stockholder of Green (the "Agreement"), the sole officer and director of the Registrant resigned upon consummation of the Acquisition. The persons serving as directors and officers of Green immediately prior to the Acquisition were elected to the same offices with the Registrant and retained their positions as directors and officers of Green.

         Upon consummation of the Acquisition, Oscar S. Christian beneficially owned approximately 90.2% of the voting securities of the Registrant. The Registrant will also issue shares of Common Stock to reduce certain long-term debt in the amount of $4,200,000, which will, upon issuance, reduce Mr. Christian's beneficial ownership to a to-be-determined percentage. As a result of the Acquisition, Mr. Christian acquired control of the Registrant. The source of the consideration used in the Acquisition of control of the Registrant were the shares of Green Capital stock owned prior to the Acquisition that were acquired by the Registrant upon consummation of the Acquisition in exchange for the Common Stock issued by the Registrant.

         The Registrant is not aware of any arrangements which may at a subsequent date result in a change of control of the Registrant.

Item 2.           Acquisition or Disposition of Assets.

                  As a result of the Acquisition effective as of April 14, 1998, the Registrant acquired all of the assets and liabilities of Green, which assets were used prior to the Acquisition in Green's teak tree plantations and related businesses. Such assets include five (5) teak tree plantations and conservation areas comprising an aggregate of 9,000 acres located on the Pacific Coast of Costa Rica, including structures located thereon, livestock, horses, boats and timber. As a result of the Acquisition, Green is now a wholly-owned subsidiary of the Registrant. The Registrant intends to operate Green in the same manner and to continue in the business that Green engaged in prior to the Acquisition. Prior to the Acquisition, no material relationship existed between Green and/or any of its affiliates and the Registrant and/or any of its affiliates, any director or officer of the Registrant or any associate of any such director or officer. The amount of consideration given by the Registrant for the stock of Green was determined by the respective management of the Registrant and Green.

Item 3.           Bankruptcy or Receivership.

                  Not applicable

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable

Item 5.           Other Events.

                  By consent of a majority of the stockholders of the Registrant, the following was approved:

                  (A) an amendment to the Registrant's Articles of Incorporation (which became effective on April 15, 1998) to change its corporate name from Pacific Forest Corporation to Green Capital Group, Inc;

                  (B) the Acquisition, pursuant to which the Registrant agreed to issue the following securities: (i) 11,925,000 shares of Common Stock to the historical stockholder of Green; and (ii) an aggregate of 265,000 shares of Common Stock to certain consultants in connection with the Acquisition all as more fully described in the Information Statement mailed to all stockholders of record of the Registrant as of March 18, 1998.

                  (C) the election of the following nominees to serve as directors of the Registrant upon consummation of the Acquisition: (i) Oscar S. Christian, (ii) Rafael O. Robert, and (iii) Antoine Knipping; and

                  (D) the adoption of the Registrant's 1998 Stock Option Plan.

Item 6.           Resignation of Registrant's Directors.

                  Pursuant to the terms of the Agreement, the sole director of the Registrant resigned as a director upon consummation of the Acquisition. The resignation was tendered in recognition of the issuance of a majority of the Registrant's voting securities to the sole stockholder of Green Capital N.V. The resigning director did not resign due to a disagreement with the Registrant on any matter relating to Registrant's operations, policies or practices.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              (a)     Financial Statements of Business Acquired.

                      The Registrant has determined to file reports as a "small business issuer" as defined in Regulation S-B for its 1998 fiscal year and accordingly, will be complying with the financial statement requirements of Item 310 of Regulations S-B. Required financial statements included herein are:

              Description
              -----------

         Independent Auditor's Report
         Consolidated Balance Sheet of Green Capital N.V. and Subsidiaries
              as of September 30, 1997
         Consolidated Statement of Results of Green Capital N.V.
              and Subsidiaries for the period from June 1, 1996
              (inception) to September 30, 1997
         Consolidated Statement of Cash Flow of Green Capital N.V. and subsidiaries for the period from June 1, 1996 (inception) to September 30, 1997
         Notes to Financial Statements

              (b)     Pro Forma Financial Information.

                      It is impractical to provide all of the required Pro Forma financial information for the acquired business at the time that this Report is due to be filed. All such required Pro Forma financial information will be filed as soon as practicable, but not later than 60 days after this Report is filed.

              (c)     Exhibits.

              2.1 Agreement and Plan of Reorganization dated as of April 14, 1998, among Registrant, Green Capital N.V. and the sole stockholder of Green Capital N.V.

              3.1     Amendment to Articles of Incorporation of Registrant.

              10.1    1998 Stock Option Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GREEN CAPITAL GROUP, INC.



Date: April 27, 1998                      By: /s/ Oscar S. Christian
                                              ----------------------------------
                                                   Oscar S. Christian, President

                       GREEN CAPITAL N.V. AND SUBSIDIARIES


                 Report on the Consolidated Financial Statements

                            As of September 30, 1997

                          INDEPENDENT AUDITOR'S REPORT




To the Board of Directors and Stockholder of Green Capital N.V. and Subsidiaries


We have audited the consolidated balance sheet of Green Capital N.V. and its Subsidiaries as of September 30, 1997, and the related consolidated statements of results, changes in stockholder's equity and cash flows for the period of sixteen months then ended. These consolidated financial statements are the responsibility of the Company's Management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in those consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Green Capital N.V. and its Subsidiaries as of September 30, 1997, and the results of its operations, changes in stockholder's equity and cash flows for the period of sixteen months then ended, in conformity with generally accepted accounting principles.

As it is indicated in note 4 to the consolidated financial statements, as of September 30, 1997, the trust created by the company is insufficient to fund the estimated costs necessary for future maintenance of plantations related to units sold. Management's plans to cover such insufficiency are also described in such note.

                                                             COOPERS & LYBRAND

Law 663 stamp for
(cent) 1,000 adhered and
cancelled in the original

Insurance Policy R-1153
Expires:
September 30, 1998

March 6, 1998, except for
notes dated March 23, 1998

                       GREEN CAPITAL N.V. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                            as of September 30, 1997
                        (amounts expressed in US Dollars)



                               ASSETS                                        Note
Current assets:                                                              ----
  Cash on hand and in banks                                                                   $           27,627
  Accounts receivable                                                          3                         955,974
  Receivable from stockholder                                                                             30,831
  Other assets                                                                 4                         137,417
          Total current assets                                                                         1,151,849
                                                                                          ----------------------

Property, machinery and equipment, net                                         5                       8,016,535
Plantations under development                                                  6                       4,996,425
Other assets                                                                   5                       3,368,880
                                                                                          ----------------------
          Total assets                                                                       $        17,533,689
                                                                                          ======================
                LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Notes payable                                                                7             $           387,000
  Current portion of long term-debt                                            8                         320,000
  Accounts payable to suppliers                                                                           34,143
  Provision for future plantations' maintenance costs                          9                         147,756
  Accrued expenses and others liabilities                                                                 33,139
                                                                                          ----------------------
          Total current liabilities                                                                      922,038

Long term-debt                                                                 8                      14,799,766
Provision for future plantations' maintenance costs                            9                         457,694
Other liabilities                                                                                         48,844
                                                                                          ----------------------
          Total liabilities                                                                           16,228,342

Stockholder's equity:
  Capital stock                                                               10                           6,000
  Additional capital contributions                                                                       216,397
  Retained earnings                                                                                    1,018,715
  Currency translation adjustment                                                                         64,235
                                                                                          ----------------------
          Total stockholder's equity                                                                   1,305,347
                                                                                          ----------------------
               Total liabilities and stockholders' equity                                    $        17,533,689
                                                                                          ======================

                   The accompanying notes are an integral part
                    of the consolidated financial statements

                       GREEN CAPITAL N.V. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF RESULTS
          for the period of sixteen months ended of September 30, 1997
                        (amounts expressed in US Dollars)




                                                                             Note
                                                                             ----
Income from sales of teakwood contracts                                                       $        3,508,478
                                                                                          ----------------------

Operating expenses and costs:
  Maintenance costs of teakwood plantations                                                            (936,057)
  Marketing and selling                                                                                (183,459)
  General and administrative                                                                           (903,148)
                                                                                          ----------------------
          Total operating expenses and costs                                                         (2,022,664)
                                                                                          ----------------------
          Operating profit                                                                             1,485,814

Other expenses, net                                                                                    (467,099)
                                                                                          ----------------------
          Net profit of the period                                                            $        1,018,715
                                                                                          ======================





                   The accompanying notes are an integral part
                    of the consolidated financial statements

                       GREEN CAPITAL N.V. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF CASH FLOW
          for the period of sixteen months ended of September 30, 1997
                       (amounts expressed in US Dollars)

Cash flows of the operating activities:
  Net profit of the period                                                                      $  1,018,715
                                                                                          ------------------

Adjustments to reconcile net profit of the period to net cash provided by operating activities:
      Depreciation                                                                                    38,060
      Goodwill amortization                                                                          (3,488)
      Provision for future plantations' maintenance costs                                            605,450
      Allowance for doubtful receivables                                                             220,928
      Increase in assets:
          Accounts receivable                                                                    (1,207,733)
          Other assets                                                                             (137,417)
      Increase in liabilities:
          Accounts payable                                                                            34,143
          Payable to stockholder                                                                     216,397
          Accrued expenses and others liabilities                                                     33,139
                                                                                          ------------------
               Total adjustments                                                                   (200,521)
                                                                                          ------------------
Net cash provided by operating activities                                                            818,194
                                                                                          ------------------

Cash flows of the investing activities:
     Acquisition of fixed assets                                                                 (1,244,954)
     Increase in other assets                                                                        (2,848)
                                                                                          ------------------
Net cash used by investing activities                                                            (1,247,802)
                                                                                          ------------------

Cash flows of the financing activities:
     Notes payable                                                                                   387,000
     Capital stock                                                                                     6,000
                                                                                          ------------------
Net cash provided by financing activities                                                            393,000
                                                                                          ------------------

Net decrease in cash and cash equivalents                                                           (36,608)
Cash on hand and in banks at beginning of period                                                          --
Effect of currency translation adjustments                                                            64,235
                                                                                          ------------------
Cash on hand and in banks at end of period                                                    $       27,627
                                                                                          ==================


                     The accompanying notes are an integral
                  part of the consolidated financial statements

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                        (amounts expressed in US Dollars)


1.       Domicile, Activities, Accounting Records, and Currency:
         ------------------------------------------------------

         Green Capital N.V. (the holding company) is domiciled in Curacao, as well as its subsidiary Green Capital Management (Capital Management), which is the parent company of Promociones Capital Verde S.A. and Bosque Teca Verde S.A. (BTV). The subsidiary of El Reino de Papa Juan S.A. is domiciled in the Republic of Costa Rica. Promociones Capital Verde S.A. as well as its wholly owned subsidiary Reforestadora Capital Verde S.A. are domiciled in Costa Rica. Bosque Teca Verde S.A. is domiciled in The Netherlands. All the companies are referred herein as the Company. Their main line of business is the development of teakwood plantations and the sale of teakwood contracts, for which they count with 322 hectares planted of teakwood out of a total of 3,085 hectares of land. The holding company and its subsidiary Green Capital Management, as well as BTV, keep their accounting records in US dollars. The other companies keep their accounting records in colones ((cent)), the official currency of Costa Rica (note 13).

2.       Principal Accounting Policies:
         -----------------------------

         The principal accounting policies followed by the Company are in conformity with generally accepted accounting principles:

         Consolidation:

         The consolidated financial statements include the accounts of Green Capital N.V. and its wholly owned subsidiaries, as well as those of the other companies mentioned in note 1. All significant intercompany balances and transactions have been eliminated in consolidation.

         Translation of the Financial Statements into US Dollars:

         The financial statements of El Reino de Papa Juan S.A., Promociones Capital Verde S.A., and Reforestadora Capital Verde S.A., have been translated into US dollars on the basis of the Costa Rican colon as the functional currency, as follows:

         a. Monetary and non-monetary assets and liabilities, at the exchange rate in force at the end of the period.

         b.       Equity accounts, at the historical exchange rates.

         c. The adjustment resulting from translation is included as part of the stockholder's equity, in an account denominated "Currency translation adjustment".

                        (amounts expressed in US Dollars)

2.       Principal Accounting Policies, continued:
         -----------------------------

         Property, Machinery, and Equipment:

         These are recorded at cost. Repairs that do not extend the useful life of the asset are charged to the results of the period. Depreciation is recorded at the rates required to amortize the cost over its estimated useful life (10 years for vehicles, machinery, furniture and office equipment, between 12 and 50 years for buildings and similar ones), using the straight-line method. Depreciation expense is charged to the results of the period.

         Plantations Under Development:

         These are recorded at cost. Costs are accumulated in order to be transferred to results as soon as the rights of usufruct on teakwood plantation (units) are sold, since the production belongs to the investor. Future maintenance costs of plantations are estimated and charged to results when the units are sold. Actual maintenance costs of units sold are charged to the provision as incurred.

         Goodwill:

         It is amortized during a 20-year period, using the straight-line method.

         Sale of Teakwood Contracts:

         Income from the sale of teakwood contracts is recognized when the contract is signed.

         Employees' Legal Benefits:

         These are recognized when the payment is made.

3.       Accounts Receivable:
         -------------------

         (A)      Contracts                                      $   578,803
                  Others                                             598,099
                                                                 ------------
                           Total                                   1,176,902

                  Less:  Allowance for doubtful accounts            (220,928)
                                                                 -----------
                                Net                              $   955,974
                                                                 ===========

         (A) They correspond to teakwood contracts pending of collection, for an amount of $524,410 and $54,393, which were signed in the periods of 1997 and 1996, respectively (note 14).

                        (amounts expressed in US Dollars)

4.       Other Assets:
         ------------

         It corresponds to funds transferred to a "trust" (note 11) in order to cover teakwood plantations' maintenance costs over the units sold. A unit corresponds to a half planted hectare, but a portion of a unit can also be sold (i.e. a quarter, a half, etc.). Funds are invested at sight, with variable interest rates depending on term.

         Due to inadequate maintenance practices followed by former owner of Bosque Teca Verde's teakwood plantations and subsequent improvement of infrastructures, in line with Green Capital's high maintenance and quality standards, as well as due to further financing of the Company's expansion, part of the trust's funds were used to finance such activities. Consequently, as of September 30, 1997, the funds held in trust are insufficient in the amount of approximately US$468,033, to cover estimated future maintenance costs of plantations. Management's plan is to cover such insufficiency with future sales of units corresponding to teakwood plantations to be developed in the new lands acquired (note 5).

         Management's intention is to create a trust for each plantation in order to control its costs separately according to the auditors' recommendation.

5.       Property, Machinery, and Equipment:
         ----------------------------------

         (A)         Facilities                                $      207,887
         (A)         Boats                                             91,500
                     Furniture and equipment                           35,564
         (A)         Others                                            18,868
                                                               --------------
                           Total                                      353,819

                     Accumulated depreciation                         (38,060)
                                                               --------------
                           Net                                        315,759

         (A) (B)     Land                                           7,700,776
                                                               --------------
                           Total                               $    8,016,535
                                                               ==============

         (A) It includes assets with a market value of $9,049,406, which were acquired through the purchase of 100% shares of El Reino de Papa Juan S.A. in September, 1997. Such assets were recorded at purchase cost (note 8), allocated according to their market value. Market value was determined based on an appraisal made by an independent appraiser in December 1995, detailed as follows:

                        (amounts expressed in US Dollars)

         ----------------------------------

        Location                    Description              Appraisal value
        --------                    -----------              ---------------

        Salma Farm                     Land             $         1,476,480
                                    Facilities                      159,160
                                Teakwood plantation                 546,042
        Dominical Farm                 Land                         147,955
                                Teakwood plantation                 109,720

        La Florida Farm                Land             $         1,469,397
                                    Facilities                       48,727
                                       Boats                         91,500
                                   Communication                      4,000
                                     equipment
                                   Timber (woods                  4,996,425
                                  other than teak
                                                        -------------------
           Total                                                  9,049,406
                                                        ===================

                  Since the rights of usufruct on acquired teakwood plantations were already sold to investors, their market value was adjusted to zero. Consequently, a goodwill of US$473,022 arose from this transaction. This was charged to other assets and will be amortized during a 20 year period.

         (B) In September, 1997, the holding company acquired 80% of the shares of Compania Ganadera Internacional S.A., for a total of $7,500,000 (note 8), which main asset is land comprising 2,500 hectares located in the Pacific coast of Costa Rica with a market value of $5,758,680, according to an appraisal made by an independent appraiser in March 23, 1998. This transaction generated a goodwill of US$2,893,056, which was charged to other assets and is amortized during a 20 year period.

         Depreciation expense of $38,060 was charged to the results of the period.

                        (amounts expressed in US Dollars)

6.       Plantations Under Development:
         -----------------------------

         The Company developed its teakwood plantations in five phases, which were described as follows:

         Phase 1: Began in 1987 and 1988, covering an extension of 37 hectares planted in a total of 70 hectares of land.

         Phase 2: Began in 1992, covering an extension of 60 hectares planted in a total of 95 hectares of land.

         Phase 3: Began in 1993 and 1994, covering an extension of 35 and 90 hectares planted, respectively, in a total of 188 hectares of land.

         Phase 4: Began in 1995, covering an extension of 60 hectares planted in a total of 232 hectares of land.

         Phase 5: Began in 1997, covering an extension of 40 hectares planted in a total of 2,500 hectares of land.

         In general, teakwood exploitation is expected to begin in the fourth year after the trees are planted. Subsequently, intermediate thinnings every three years are planned; however, the main harvest is expected to be done 20 years after planting.

         At the balance sheet's date, teakwood plantations' accumulated costs correspond to a secondary forest and a natural reserve planted of trees other than teak. Value of standing timber was determined based on an appraisal made by an independent appraiser as of December 31, 1995. Exploitation of timber must be made according to a forestry plan approved by the government.

7.       Notes Payable:

         (A)      Investor                                             $ 180,000
         (B)      John William Kramer and De Leede Investment B.V.       190,000
                  Other                                                   17,000
                                                                      ----------
                           Total                                        $387,000
                                                                      ==========

         (A) It corresponds to an advance received from a Company's investor for the purchase of "units", which was not completed. The Company's management is entitled to file a claim or a lawsuit against the investor for not fulfilling his contractual obligations and consequently, to compensate the Company for the damages caused. It does not bear any interest, it is not documented, nor does it have a maturity or a guarantee.

                        (amounts expressed in US Dollars)

         -------------

         (B) Amount owed for the purchase of 100% of Bosque Teca Verde's shares. It does not bear any interest rate nor has a maturity date. It is guaranteed by Bosque Teca Verde's shares.

8.       Long-term Debt:
         --------------

         (A)      Gambordela Enterprises Inc.                $     8,109,766
         (B)      Maria Marta Batalla G.                           7,010,000
                                                             ---------------
                           Total                                  15,119,766

                  Less:  Current portion                            (320,000)
                                                             ---------------
                           Total long-term                   $    14,799,766
                                                             ===============

         (A) On September 12, 1997 the holding company and Gambordela Enterprises Inc. signed a agreement for the purchase of El Reino de Papa Juan S.A.'s shares (note 5).
                  This agreement establishes the following:

                  a. The purchase price to acquire 100% of the shares is $8,866,666 payable as follows:

                           i.       $866,666 payable by February 28, 1998,
                                    which at the auditors' report date were paid in full.

                           ii. Immediately following consummation of a transaction between the holding company and a publicly-traded U.S. "shell" corporation expected to occur by April 17, 1998, whereby the holding company becomes a wholly-owned subsidiary of the U.S. corporation through an exchange of shares, and the U.S. corporation becomes the holding company and changes its name to Green Capital Group, Inc. The holding company will issue that number of shares of its restricted common stock equal in market value to $4,200,000 (but in no event more than 4,200,000 shares in the aggregate), which represents partial payment of the balance of $8,000,000 owed. The holding company will be required to repurchase all these shares within 18 months from the date of issuance at a purchase price of $4,200,000 in the aggregate. The agreement provides for additional shares to be issued, if any, to maintain the aggregate market value of such shares at $4,200,000.

                           iii.     The balance of $3,800,000 will be paid
                                    in weekly installments of $10,000 each from February, 1998 for a five-year period at 9%

                        (amounts expressed in US Dollars)

                                    interest rate per annum. The remaining
                                    balance due at the end of this five-year period will be paid in a single payment.

                  b. The shares of El Reino de Papa Juan S.A. are pledged as a collateral guarantee until paid in full.

8.       Long-term Debt, continued:
         --------------

                  c. The holding company has the obligation to repurchase the shares mentioned in paragraph ii, during a term of one year and a half from the completion of the acquisition transaction.

         (B) On September 16, 1997, the holding company and Mrs. Maria Marta Batalla G. signed a contract (note 5), which establishes the following clauses:

                  a. Mrs. Batalla sells and transfers 80% of Ganadera's capital stock. The main asset of the company is a farm called "Rancho Nuevo" with and area of 2,500 hectares.

                  b. Mrs. Batalla will be appointed as president of the company during the term of the contract; however, during such term, she will not be able to dispose of the company's assets.

                  c. The purchase price of the company's shares is $7,500,000 which must be paid as follows:

                           March 1999                             $ 1,000,000
                           March 2000                               1,500,000
                           March 2001                               2,000,000
                           March 2002                               2,000,000
                  (A)      March 2003                               1,000,000

                  (A) In September, 1997, $500,000 were paid, which will be deducted from the last payment.

                  Nevertheless, the holding company must pay to the seller $1,500 for each unit (1/2 hectare) planted of teak. Additionally, it must pay $2,500 for each unit sold during the first year, $2,250 in the second year, $1,700 in the third and fourth year, and $166 in the last year. Such payments will be deducted from the annual payments stated above.

                  a. Ganadera's shares will be pledged as collateral guarantee.

                        (amounts expressed in US Dollars)

                  b. The holding company commits to constitute a "trust" to cover all maintenance costs of all units sold until they are ready for commercial exploitation.

                  c. The term of the contract is for 5 years from March 1, 1998.

                  d. The holding company has the option to purchase the additional 20% of Ganadera's shares at any time during the term of the contract for amount of $200,000.

         As of September 30, 1997, the maturities of the long-term debt are as follow:

                  Year                                      Amount
                  ----                                      ------

                  1999                                  $   5,720,000
                  2000                                      2,020,000
                  2001                                      2,520,000
                  2002                                      2,520,000
                  2003                                      2,019,766
                                                        -------------
                                                        $  14,799,766
                                                        =============

9.       Provision for Future Plantations' Maintenance Cost:
         --------------------------------------------------

         It corresponds to an estimation of future maintenance costs on units sold. The holding company is responsible for maintenance costs of plantations until the main harvest of timber is done (note 6). Rights of usufruct on plantations corresponding to units sold belong to investors through a foundation domiciled in Curacao (note 11).

10.      Capital Stock:
         -------------

         It is constituted by an authorized capital stock of $30,000, divided into 30,000 shares with a par value of $1.00 each. Of those shares, a total of 6,000 are subscribed, issued and fully paid.

11.      Contracts:
         ---------

         Teakwood:

         These were entered into by Green Capital N.V., Stichting Green Capital, a Foundation established in accordance with Dutch Antilles law, and investors who desire to participate in the right to usufruct teakwood plantations owned by the former. Through such contracts, investors acquire a participation in the Foundation for a minimum period of 20 years, who in turn, receive the full rights of usufruct over the aforementioned surface areas.

                        (amounts expressed in US Dollars)

         ---------

         Consequently, the investor acquires the full rights over all teakwood proceeds for a period of no less than 20 years. The most important clauses of the contracts are the following:

         a. The Foundation is obliged to look after the interests of the investors, and for that purpose, it shall exercise its rights of usufruct over each of the teakwood plantations' surface areas, in accordance with the instructions and for the benefit of the investor.

         b.       The price of the right of usufruct per unit is as follows:

                           Area                                 Price
                           ----                                 -----
                  5,000 SQ. M. (1/2 hectare)                  $ 18,000
                  2,500 SQ. M. (1/4 hectare)                    10,000
                  1,250 SQ. M. (1/8 hectare)                     5,750
                  625 SQ. M. (1/16 hectare)                      3,500

                  The amount obtained from the investors will be deposited in an escrow account of Green Capital with the ABN AMRO Bank N.V., in order to be distributed pursuant to the escrow agreement described below.

         c. At the conclusion of the agreement, the investor has all rights to the usufruct on the participation's surface area at the Foundation, less five percent of the sales resulting therefrom, which will be income of the holding company.

         d. Green Capital N.V. commits to render to the investor the following services during the term of the agreement:

                  i.       Weeding of the ground

                  ii.      Pruning of the teak trees

                  iii. Maintenance of fences, internal roads, drainage ditches and bridges

                  iv. General guarding, protecting and supervising of the plantation

                  v. Intermediate thinning of inferior quality trees and/or cutting of trees in accordance with a forestry schedule, as well as the required re-planting

                  vi. Issuance of written reports to investors regarding the progress and growth of the teak trees, at least twice yearly

                  vii. Access to and guidance over the plantation in order to show progress

                        (amounts expressed in US Dollars)

         --------------------

                  viii. Collection of the sales result and the distribution thereof to the investor, accompanied by a certified accountant attestation regarding the result of the sale.

         Trust Agreement (Fideicomiso B.T.V. or Green Capital Trust):

         It was signed between Bosque Teca Verde S.A. (Trustee) and K.P.M.G. Servicios Legales S.A. (the trustee) in March 1994, in order to guarantee the maintenance of teakwood plantations owned by Cabsa Dos S.A., a wholly-owned subsidiary of El Reino de Papa Juan S.A. The most important clauses of this contract are:

         a. The sole beneficiary of 100% of the profits earned by this trust is B.T.V.

         b. The creation of this trust originates in a covenant executed among the following entities: Stichting Bosque Teca Verde (Stichting), Bosque Teca Verde S.A. and Cabsa Dos S.A. (Cabsa), which establishes that Cabsa has assigned and transferred to Stichting, a company domiciled in The Netherlands, the right of usufruct over all teak trees planted and that B.T.V. is in charge of the marketing and sale of the "Units" (corresponding to 1/2, 1/4, 1/8 or 1/16 of hectare planted) on behalf and in representation of Cabsa, with the prior authorization by Stichting Bosque Teca Verde.

         c. B.T.V. shall place in the trust with K.P.M.G., a portion of the proceeds coming from the sale of the "Units". Additionally, B.T.V. shall specifically instruct K.P.M.G. to transfer to Cabsa an adequate amount of funds to cover all maintenance costs of "Units" sold in order to guarantee to the participants that the "Units" so acquired shall be adequately and timely maintained and taken care of through appropriate and professional assistance.

         d. Trust funds will be used to pay maintenance cost of the "Units" sold, professional services rendered and other corresponding payments, upon instructions of BTV and according to the trust agreement.

         e. If the funds of the trust are insufficient for any reasons, B.T.V., from time to time, will increase it to a reasonable amount so that the maintenance of the "Units" is duly covered as well as the corresponding payments.

         f. The trust deed shall be in force for a term of twenty-three years.

         Escrow Agreement (ABN):

                        (amounts expressed in US Dollars)

         --------------------

         It was signed in November 1996, between ABN AMRO Bank N.V. (Escrow Agent), Green Capital Foundation, and Green Capital N.V., for the purpose of receiving and holding funds (selling of participation) to be delivered to Green Capital N.V., the Escrow Agent, Green Capital Trust and Green Capital Management N.V., upon receipt of the written approval and instructions of both the investor and Green Capital N.V.

         During the period, distribution of funds coming from participation's sales was carried out in a way different than the one stated in the agreement, upon instructions received from Green Capital N.V. Consequently, as of September 30, 1997, funds deposited in the trust are insufficient for the adequate future maintenance of the "Units" sold (note 4).

         Forestry Contracts:

         They were signed between the Ministry of Natural Resources, Energy and Mining, the Ministry of Finance, and three of the wholly-owned subsidiaries of El Reino de Papa Juan S.A., detailed as follows:

         a. Forestal Baru Teca S.A.: It was signed in July 1990. The company commits to develop a reforestation project in an area of 73 hectares. There is no term for wood's exploitation.

         b. Inversiones Forestales de Dominical S.A.: It was signed in October 1991. Through this contract, the company commits to handle a reforestation project in an area of 53.5 hectares. There is no term for wood's exploitation.

         c. Cabsa: It was signed in July 1995. The company committed to develop the reforestation project in an area of 110 hectares. This contract shall be in force for a twenty year-term.

                  Principal commitments of the companies are:

                  i. Fulfill the technical plan of forestry handling approved by the General Office of Forestry (DGF, for its name in Spanish), as well as to follow any technical recommendation given by such entity.

                  ii. Contract a forestry technician who will have to inform DGF on a quarterly basis about the project's progress.

                        (amounts expressed in US Dollars)

         --------------------

                  iii. Inform promptly the General Office of Forestry as to any use of the wood extracted from the reforestation project, which must be made according to the forestry plan approved by such organization. Likewise, the company must pay the corresponding tax established by the Forestry Law, before extracting or industrializing the wood from the project.

                  iv. Obtain a previous authorization from the General Office of Forestry in order to get a tax duty's exoneration over the import of equipment, machinery, and supplies, which will be required for carrying out the forestry plan.

12.      Contingent Liabilities:
         ----------------------

         Fiscal:

         In Costa Rica, the income tax returns for the last four fiscal periods are open for examination by fiscal authorities. Consequently, the Company is contingently liable for potential claims of additional taxes; however, any claims that could arise from tax assessment corresponding to periods previous to the companies' acquisition are the responsibility of former management, according to the purchase contracts signed by the parties. Management considers that returns for 96 and 97 fiscal years, just as same were filed, would not be substantially adjusted as a result of any future review.

         Additionally, an assets tax return for 1997 of a company domiciled in Costa Rica has not been filed, situation which could be sanctioned by fiscal authorities with a penalty of $2,116, plus interests and surcharges.

         Employees' Legal Benefits:

         In Costa Rica, the payment of severance benefits, equivalent to one month's salary for each year worked, is limited to a maximum payment of eight months, effective at death, retirement with pension, or separation of the employee without just cause. This benefit is not applicable when the employee voluntarily resigns or is separated with just cause. As of September 30, 1997, the maximum exposure for this concept amounts to $18,166.

         Other:

         During the period, the Company has not reported to welfare institutions certain salaries of employees. Consequently, it si contingently liable for the payment of withholding taxes and social contributions for an amount of approximately $35,000, which does not include penalties and surcharges.

                        (amounts expressed in US Dollars)

13.      Exchange Rate Regulations and Restrictions on Foreign Currencies:
         ----------------------------------------------------------------

         In Costa Rica, transactions related with the exchange of foreign currencies must be carried out through the banks authorized for this purpose by the Central Bank, whereby each bank is authorized to establish the exchange rate for the purchase and sale of foreign currencies.

         As of September 30, 1997, the reference exchange rate for selling transactions, fixed by the Central Bank, was of (cent)238.77 for $1.00. For purchasing transactions, a difference of (cent)0.44 less is applicable.

         As of the date of the independent auditors' report, the reference selling exchange rate was of (cent)248.76 for $1.00.